SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)).

[X] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material Pursuant to ss.240.14a-12.

                              MARSHALL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ________
    (2) Aggregate number of securities to which transaction applies: ___________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ________________________________________________
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    (4) Date Filed: ____________________________________________________________

                        MARSHALL INTERNATIONAL STOCK FUND

                                   A Series of
                              MARSHALL FUNDS, INC.

                             1000 North Water Street
                               Milwaukee, WI 53202

July 15, 2005

Dear Shareholder:

     The Board of Directors of Marshall Funds, Inc. has called a special meeting of shareholders of the Marshall International Stock Fund (the "Fund") to be held on August 15, 2005 to obtain shareholder approval of:

    (1) a new subadvisory agreement between the Fund's investment adviser, M&I Investment Management Corp. (the "Adviser"), and BPI Global Asset Management LLC ("BPI"), the Fund's current subadviser, with respect to the management of half of the Fund's portfolio;

    (2) a new subadvisory agreement between the Adviser and Acadian Asset Management, Inc. ("Acadian"), with respect to the management of half of the Fund's portfolio; and

    (3) a "manager of managers" structure for the Fund which would permit the Adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.

The Board of Directors has unanimously approved these proposals and recommends that shareholders vote in favor of each proposal.

     As discussed in more detail in the enclosed proxy statement, the previous subadvisory agreement with BPI terminated on May 31, 2005 due to a change of ownership and restructuring of BPI. In order to avoid disruption of the Fund's investment management program, the Board of Directors approved an interim subadvisory agreement with BPI pending shareholder approval of a new subadvisory agreement at the special meeting. The Board of Directors has also approved a new subadvisory agreement with Acadian. The Board of Directors believes that BPI and Acadian have complementary investment styles and that the Fund will benefit from the engagement of an additional subadviser.

     Because the special meeting has been called to obtain shareholder approval of the new subadvisory agreements, the Board of Directors has deemed it advisable to recommend that shareholders approve a "manager of managers" structure for the Fund at the same time. This proxy statement provides more information about these proposals and the two subadvisers.

     Please review and consider each of these proposals carefully. Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by internet according to the instructions noted on the enclosed proxy card.

     Thank you for investing in the Fund and for your continuing support.


                                          Sincerely,

                                          /s/ John M. Blaser

                                          John M. Blaser
                                          President

                              MARSHALL FUNDS, INC.

                        MARSHALL INTERNATIONAL STOCK FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a special meeting of shareholders of the Marshall International Stock Fund (the "Fund"), a series of Marshall Funds, Inc., will be held at 1:00 p.m., local time, on August 15, 2005, at the offices of the Marshall Funds, 1000 North Water Street, 13th Floor, Milwaukee, Wisconsin 53202. The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment thereof:

    1. Approval of a new subadvisory agreement between M&I Investment Management Corp., the Fund's investment adviser (the "Adviser"), and BPI Global Asset Management LLC.

    2. Approval of a new subadvisory agreement between the Adviser and Acadian Asset Management, Inc.

    3. Approval of a proposal to permit the Adviser to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

     Each shareholder of the Fund of record at the close of business on June 22, 2005 is entitled to notice of and to vote at the special meeting and any adjournment thereof.


                             YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY OR
                 PROXY VOTE BY TOLL-FREE TELEPHONE OR INTERNET
                   IN ACCORDANCE WITH THE INSTRUCTIONS NOTED
                           ON THE ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------
     As a shareholder of the Fund, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by
(1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of Marshall Funds, Inc. a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.
--------------------------------------------------------------------------------

                                          By order of the Board of Directors,


                                          Daniel L. Kaminski
                                          Secretary

Milwaukee, Wisconsin
July 15, 2005

                              MARSHALL FUNDS, INC.

                        MARSHALL INTERNATIONAL STOCK FUND

                             1000 North Water Street
                               Milwaukee, WI 53202

                        ---------------------------------
                                 PROXY STATEMENT
                        ---------------------------------

     Introduction. We are furnishing this proxy statement to shareholders of the Marshall International Stock Fund (the "Fund"), a series of Marshall Funds, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Fund for a special meeting of shareholders to be held on August 15, 2005. The purpose of the meeting is to seek shareholder approval of new subadvisory agreements between M&I Investment Management Corp. (the "Adviser") and BPI Global Asset Management LLC ("BPI") and Acadian Asset Management, Inc. ("Acadian"), respectively, as well as to seek shareholder approval of a proposal that would permit the Adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval. This proxy statement, notice of the special meeting and proxy card are first being furnished to shareholders on or about July 15, 2005.

     Record Date/Shareholders Entitled to Vote. Shareholders of record of the Fund at the close of business on June 22, 2005, the record date, are entitled to vote at the meeting and any adjournments thereof and will be entitled to one vote per full share (and a fractional vote per fractional share) for each share owned on the record date.

PROPOSAL 1: APPROVAL OF PROPOSED SUBADVISORY
            AGREEMENT BETWEEN THE ADVISER AND BPI.

     The Adviser is the investment adviser to the Fund pursuant to an investment advisory contract with the Corporation dated October 1, 1992, as amended on August 1, 1994 to add the Fund (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser may employ other parties to assist it in carrying out its responsibilities, at its own cost and expense. Since 1999, BPI has been the sole subadviser to the Fund, subject to the supervision of the Adviser, and BPI currently manages the Fund's portfolio pursuant to an interim subadvisory agreement dated May 31, 2005 (the "Interim Agreement"). The Interim Agreement became effective upon the change of control of BPI described below.

     Prior Subadvisory Agreement. Prior to May 31, 2005, BPI provided subadvisory services to the Fund under a subadvisory agreement dated March 29, 1999, as amended, between BPI and the Adviser (the "Prior BPI Agreement"). The Interim Agreement is similar in all material respects to the Prior BPI Agreement.

The Prior BPI Agreement was most recently continued by the Board of Directors of the Fund, including all directors who were not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), on July 27, 2004. Shareholders of the Fund approved the Prior BPI Agreement on April 30, 1999 in connection with the initial engagement of BPI.

     Under the terms of the Prior BPI Agreement, BPI acted as the investment subadviser for the Fund with responsibility for all investment decisions on behalf of the Fund's portfolio, including the purchase, retention and disposition of securities. The Prior BPI Agreement authorized BPI to select the brokers or dealers to execute the purchases and sales of securities of the Fund and directed BPI to use its best efforts to obtain the most favorable price and execution available. The Prior BPI Agreement provided that it could be terminated by the Corporation, the Adviser or BPI on 60 days' written notice and that it would terminate automatically in the event of its assignment or in the event of termination of the Advisory Agreement. As compensation for its services, the Adviser paid BPI a fee at the annual rate of 0.40% of the average daily net assets of the Fund's portfolio managed by BPI. For the Fund's last fiscal year ended August 31, 2004, BPI received $1,654,014 from the Adviser for its subadvisory services to the Fund.

     Change in Control. As required by the 1940 Act, the Prior BPI Agreement provided for automatic termination upon its assignment. In January 2005, BPI announced its proposed merger with Trilogy Advisors, LLC ("Trilogy"). The merger took place on May 31, 2005 upon the closing of a series of transactions pursuant to which:

    o The ownership stake in BPI held by BPI's former majority owner, CI Fund Management, Inc. ("CI") was acquired by principals of BPI.

    o BPI converted from a Delaware limited liability partnership to a Delaware limited liability company, the sole member of which is Trilogy Global Advisors, LLC ("Trilogy Global").

    o Shareholders of BPI and Trilogy each acquired a 50% ownership interest in Trilogy Global.

The principals of BPI and Trilogy proposed the merger in order to combine two firms with similar investment philosophies and a former shared financial partner, CI. For purposes of the 1940 Act, the merger of BPI and Trilogy in that manner constituted a change of control of BPI and therefore caused the assignment of the Prior BPI Agreement, which resulted in its automatic termination.

     Interim Subadvisory Agreement. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. Accordingly, the Board of Directors, including the Independent

Directors, approved the Interim Agreement on January 25, 2005. The Interim Agreement permits BPI to manage the Fund under substantially the same terms and conditions as the Prior BPI Agreement, with the exception of additional terms required by Rule 15a-4 under the 1940 Act.

     The Interim Agreement became effective on May 31, 2005 (the "Effective Date") and continues in effect until the earlier to occur of (1) the effective date of a new subadvisory agreement with BPI that has been approved by shareholders of the Fund or (2) the 151st day following the Effective Date. The Interim Agreement may be terminated by the Board of Directors of the Fund, by the shareholders of the Fund or by the Adviser, upon 10 days' notice, and terminates automatically in the event of its assignment or upon termination of the Advisory Agreement.

     Compensation earned by BPI under the Interim Agreement is being held in an interest-bearing escrow account with the Fund's custodian. If the Fund's shareholders approve a new subadvisory agreement within the 150-day period, then the amount in the escrow account (including interest earned) will be paid to BPI. However, if shareholders do not approve a new subadvisory agreement with BPI within the 150-day period, then BPI will be paid, out of the escrow account, the lesser of any costs incurred by BPI in performing the Interim Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned).

     New BPI Agreement. On June 21, 2005, the Board approved a new subadvisory agreement with BPI (the "New BPI Agreement") and recommended that it be submitted to shareholders.

     Terms of the New BPI Agreement. Shareholders are being asked to approve the New BPI Agreement, which is the same in all material respects to the Interim Agreement and the Prior BPI Agreement except for the term of the agreement. The following discussion of the New BPI Agreement is qualified in its entirety by reference to the form of the New BPI Agreement set forth in Appendix A.

     As under both the Prior BPI Agreement and the Interim Agreement, the New BPI Agreement provides that BPI agrees to act as investment subadviser for the portion of the Fund's portfolio designated by the Adviser to be managed by BPI (the "BPI Portfolio") with sole responsibility for making all investment decisions for the BPI Portfolio subject to supervision and review of the Adviser and the Directors of the Corporation. BPI is responsible for complying with the Fund's investment objectives, policies and restrictions and for placing orders for the purchase and sale of securities at the most favorable price and execution available. Like the previous agreements, the New BPI Agreement provides that BPI shall pay all expenses it incurs in connection with the performance of its services under the agreement. BPI is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if BPI determines in good faith that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.

     Both the Prior and the New BPI Agreements permit the Adviser to designate all or a portion of the Fund's portfolio to be managed by BPI. Since its engagement in 1999, BPI has managed the Fund's entire portfolio. As described more fully under Proposal 2, assuming shareholder approval of the new subadvisory agreements with both BPI and Acadian, the Fund's portfolio will be co-managed by BPI and Acadian upon effectiveness of those agreements. Because the Fund is proposed to be managed by two subadvisers, the New BPI Agreement provides for the initial allocation of approximately 50% of the Fund's investable assets to the BPI Portfolio and provides that normally 50% of subsequent daily cash flows to and from the Fund will be added to or subtracted from the BPI Portfolio. In addition, the New BPI Agreement provides that the Adviser has the right to re-allocate the Fund's assets between the BPI Portfolio and the Acadian Portfolio if the Adviser deems such reallocation appropriate.

     As payment for its services, the Adviser would pay BPI a fee at the annual rate of 0.40% of the BPI Portfolio's average daily net assets. Under the Prior BPI Agreement, the Adviser paid BPI at the same rate. Due to the proposed engagement of a second subadviser to co-manage the Fund upon effectiveness of the New BPI Agreement, the New BPI Agreement provides that BPI's fee will be based on the portion of the Fund's portfolio (approximately 50%) to be managed by BPI. Consequently, although the subadvisory fee rate is the same under the Prior BPI and New BPI Agreements, to the extent the assets managed by BPI decrease, BPI will receive less compensation due to the allocation to BPI of less than the entire Fund portfolio. The Adviser and not the Fund pays all the fees payable to BPI.

     Under the Prior and the New BPI Agreements, BPI will not be subject to any liability to the Adviser, the Corporation or to any Fund shareholder in the absence of willful misfeasance, bad faith or gross negligence. The New BPI Agreement will become effective on or about September 1, 2005 assuming approval by shareholders at the special meeting. Unless sooner terminated, it shall remain in effect for an initial period of one year and thereafter will continue in effect from year to year if such continuance is approved at least annually by the Directors or Fund shareholders in the manner required by the 1940 Act. The agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement and may be terminated by the Board of Directors, the Fund or the Adviser upon not less than 30 days' notice or by BPI upon not less than 60 days' notice. Under the Prior BPI Agreement, the notice period was 60 days for all parties.

     Due to regulatory requirements that have been enacted since the effective date of the Prior BPI Agreement, the New BPI Agreement contains additional provisions relating to compliance with those requirements. Those provisions include BPI's obligation to (i) adopt proxy voting procedures and provide proxy voting records, (ii) adopt a compliance program as required by the Advisers Act and
(iii) assist the Corporation with compliance with the Sarbanes-Oxley Act and the Fund's compliance program under the 1940 Act, such as certifications in support of the Corporation's reports filed with the SEC.

     If the shareholders of the Fund do not approve the New BPI Agreement, the Interim Agreement will continue in effect for the remainder of the 150 day period (unless terminated sooner), and the Directors will consider possible alternative arrangements.

     Board Consideration of New BPI Agreement. At meetings held on January 25, 2005 and June 21, 2005, the Directors, including all of the Independent Directors, discussed the merger between BPI and Trilogy, the Interim Agreement and the New BPI Agreement. In evaluating the New BPI Agreement, the Board reviewed materials furnished by the Adviser and BPI relevant to its decision, such as BPI's registration statement on Form ADV, Code of Ethics, financial information, information regarding BPI's operations, personnel and compliance program, and comparative fee and expense information provided by an independent third party. The Board of Directors (including the Independent Directors) unanimously approved the New BPI Agreement on June 21, 2005 subject to shareholder approval at the special meeting.

     In the course of their consideration of the New BPI Agreement, the Independent Directors received and reviewed a substantial amount of information provided by BPI, and they met in executive session and were advised by their independent legal counsel. In approving the agreement, the Directors considered the following factors and made the following conclusions:

    o Nature, extent and quality of the services to be provided. The Board determined that, despite BPI's merger with Trilogy, there will be no material change in BPI's investment strategy as a "growth" manager and there will be no change in the investment personnel who will handle the day-to-day management responsibilities for the BPI Portfolio. The Board believes that the Fund should continue to use BPI as one of its subadvisers because of BPI's expertise in the area of international investing, the quality of its organization and its investment strategy. The Board also determined that, as a result of the merger with Trilogy, the resources available to BPI and BPI's ability to provide services to the Fund have been strengthened.

    o Investment performance of the Fund and BPI. The Board noted that the Fund's performance for the five year period ended December 31, 2004 was better than the median performance of comparable funds but was below the median for the one-, three- and ten-year periods. The Board concluded that the growth investment style pursued by BPI had been out of favor during recent periods but that BPI had the capability to manage the Fund well, especially if the assets of the Fund were divided between BPI and Acadian.

    o Proposed fees. The Board took into account the fact that the rate of compensation payable by the Adviser to BPI under the New BPI Agreement is the same as that under the Prior BPI Agreement. In evaluating the fee, the Board also considered that the subadvisory fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

    o Costs and profitability. The Board did not consider the costs of services provided to the Fund in the past and the profits realized by BPI under the Prior BPI Agreement because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

    o Economies of scale. The Board considered whether there may be economies of scale in the management of the Fund if the assets of the Fund were to increase significantly. However, it concluded that the assets of the Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

    o Benefits to BPI. The Board considered information presented regarding any benefits to BPI or its affiliates from serving as subadviser (in addition to the subadvisory fee). BPI provided information to the Board regarding its policies for the use of soft dollar commissions. The Board concluded that, although BPI would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Fund, the Fund would benefit from BPI's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of BPI. The Board also concluded that success of the Fund could attract other business to BPI and that the success of BPI could enhance BPI's ability to serve the Fund.

     Board Recommendation. Based on its review of the foregoing, the Board believes that the terms and conditions of the New BPI Agreement are fair to, and in the best interests of, the Fund and its shareholders. Accordingly, the Board recommends that the shareholders of the Fund vote to approve the New BPI Agreement.

     Information about BPI. BPI is an affiliate of Trilogy Advisors, LLC ("Trilogy") and is located at 1900 Summit Tower Blvd., Suite 450, Orlando FL 32810. BPI provides portfolio management services for individuals, investment companies, corporations, trusts, pension and profit-sharing plans and other institutions. Information about the principal executive officers and managing members of BPI is set forth in the following table.

Name                     Positions with BPI         Address
----                     ------------------         -------
Robert Beckwitt          Managing Director          1114 Avenue of the Americas, 28th Floor
                         and Manager                New York, NY 10036

Ryan R. Burrow           Managing Partner           1900 Summit Tower Blvd., Suite 450
                         and Manager                Orlando, FL 32810

Greg Gigliotti           Managing Partner           1114 Avenue of the Americas, 28th Floor
                                                    New York, NY 10036

Carol Holley             Chief Operating Officer    1114 Avenue of the Americas, 28th Floor
                                                    New York, NY 10036

Daniel R. Jaworski       Managing Director          1900 Summit Tower Blvd., Suite 450
                         and Manager                Orlando, FL 32810

Thomas Masi              Managing Director          1114 Avenue of the Americas, 28th Floor
                                                    New York, NY 10036

James McGovern           Manager                    36 Toronto Street, Suite 750
                                                    Toronto, ON M5C 2C5 Canada

John Myklusch            Chief Financial Officer    1114 Avenue of the Americas, 28th Floor
                                                    New York, NY 10036

Robert Prindiville       Manager                    31 Marker Way
                                                    Vero Beach, FL 32963

Pablo Salas-Schoofield   Managing Director          1900 Summit Tower Blvd., Suite 450
                                                    Orlando, FL 32810

William Sterling         Chief Executive Officer    1114 Avenue of the Americas, 28th Floor
                         and Manager                New York, NY 10036

Charles E. Sweeney       Chief Compliance Officer   1900 Summit Tower Blvd., Suite 450
                                                    Orlando, FL 32810

As a result of the change of control described above, Trilogy Global Advisors, LLC ("Trilogy Global") is the sole member of BPI. Trilogy Global is controlled by senior management of BPI and Trilogy.

     BPI Investment Philosophy. BPI uses a "bottom-up" approach to international investing within overall portfolio management guidelines. BPI identifies companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow. BPI then seeks to identify quality companies with attractive returns on equity, shareholder-oriented management and a strong capital structure.

     Portfolio Manager. The BPI Portfolio is proposed to be managed by Daniel R. Jaworski, founder, Managing Director and Manager of BPI. Mr. Jaworski currently manages the Fund's portfolio under the Interim Agreement. Prior to founding BPI in March 1997, Mr. Jaworski was a portfolio manager at Lazard Freres & Co. LLC from June 1993 to December 1994, and was a portfolio manager at STI Capital Management from January 1995 to March 1997. Mr. Jaworski received a B.A.

degree in Economics and Computer Science from Concordia College and an M.B.A. degree in Finance from the University of Minnesota. He is a Chartered Financial Analyst.

PROPOSAL 2: APPROVAL OF PROPOSED SUBADVISORY
            AGREEMENT WITH ACADIAN

     On June 21, 2005, the Directors, including the Independent Directors, unanimously approved a new subadvisory agreement between the Adviser and Acadian (the "Acadian Agreement"), pursuant to which Acadian would manage the portion of the Fund's portfolio designated by the Adviser to be managed by Acadian (the "Acadian Portfolio") subject to shareholder approval at the special meeting. The Adviser recommended the addition of Acadian as a subadviser to the Fund after evaluating a number of subadviser candidates, including analysis of each firm's investment process, strategy and long-term performance records. The Adviser's recommendation to retain Acadian as a subadviser was based on the Adviser's belief that Acadian, which follows a value-based international investment strategy, would be appropriately suited to manage the portion of the Fund's portfolio not managed by BPI, which follows a growth-based international investment strategy. The Adviser believes that the Fund will benefit from the addition of Acadian as an additional manager due to the diversification of investment styles across subadvisers and the potential for improved performance.

     Terms of the New Subadvisory Agreement with Acadian. Shareholders are being asked to approve the Acadian Agreement. The following discussion of the Acadian Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix B.

     The Acadian Agreement is substantially similar to the New BPI Agreement except for the name of the subadviser. Under the agreement, Acadian agrees to act as investment subadviser for the Acadian Portfolio, with sole responsibility for making all investment decisions for the Acadian Portfolio, subject to the supervision and review of the Board of Directors and the Adviser. Acadian is responsible for complying with the Fund's investment objectives, policies and restrictions and for placing orders for the purchase and sale of securities at the most favorable price and execution available. Acadian is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if Acadian determines in good faith that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The Acadian Agreement provides that Acadian shall pay all expenses it incurs in connection with the performance of its services under the agreement.

     The Acadian Agreement provides for the initial allocation of approximately 50% of the Fund's investable assets to the Acadian Portfolio and provides that normally 50% of subsequent daily cash flows to and from the Fund will be added to or subtracted from the Acadian Portfolio. In addition, the agreement provides that the Adviser has the right to re-allocate the Fund's assets between the Acadian Portfolio and the BPI Portfolio if the Adviser deems such allocation appropriate. As payment for its services, the Adviser will pay Acadian a fee at the annual rate of 0.55% of the average daily net assets of the Acadian Portfolio up to $100 million in net assets, and 0.40% of the average daily net assets above $100 million.

     Under the agreement, Acadian will not be subject to any liability to the Adviser, the Corporation or to any Fund shareholder in the absence of willful misfeasance, bad faith or gross negligence. The Acadian Agreement will become effective on or about September 1, 2005 assuming approval by shareholders at the special meeting. Unless sooner terminated, it shall remain in effect for an initial period of one year and thereafter will continue in effect from year to year if such continuance is approved at least annually by the Directors or Fund shareholders in the manner required by the 1940 Act. The agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement and may be terminated by the Board of Directors, the Fund or the Adviser upon not less than 30 days' notice or by Acadian upon not less than 60 days' notice.

     The agreement requires Acadian to comply with various regulatory requirements, including to (i) adopt proxy voting procedures and provide proxy voting records, (ii) adopt a compliance program as required by the Advisers Act and (iii) assist the Corporation with compliance with the Sarbanes-Oxley Act and the Fund's compliance program under the 1940 Act, such as certifications in support of the Corporation's reports filed with the SEC.

     If the shareholders of the Fund do not approve the Acadian Agreement, Acadian will not be engaged as a subadviser to the Fund and the Board will consider possible alternative arrangements, including retaining BPI as the sole subadviser or proposing another subadviser to co-manage the Fund.

     Board Consideration of the Acadian Agreement. At meetings held on April 25, 2005 and June 21, 2005, the Directors discussed the proposed engagement of Acadian and the Acadian Agreement. Based on its review of the Adviser's recommendation to retain Acadian, the Board determined that Acadian should be engaged to manage a portion of the assets of the Fund's portfolio. In evaluating the Acadian Agreement, the Board reviewed materials furnished by the Adviser and Acadian relevant to its decision, such as Acadian's registration statement on Form ADV, Code of Ethics, financial information, information regarding Acadian's operations, personnel and compliance program, and comparative fee and expense information based on information provided by an independent third party. At the April meeting, representatives from Acadian were present and discussed Acadian's background, organization, performance history and investment philosophy.

     In the course of their consideration of the Acadian Agreement, the Independent Directors received and reviewed a substantial amount of information provided by Acadian, and they met in executive session and were advised by their independent legal counsel. In approving the agreement, the Directors considered the following factors and made the following conclusions:

    o Nature, extent and quality of the services to be provided. The Board determined that the Fund should retain Acadian as one of its subadvisers because the Fund is likely to benefit from Acadian's value based investment strategy. The Board met with members of senior management of Acadian, and the Adviser and Acadian presented information regarding the proposed portfolio management teams, financial condition, investment strategies, trading policies and compliance procedures and personnel.

    o Investment performance of the Fund and Acadian. The Board noted that Acadian's composite performance for its non-U.S. all-cap strategy for each of the past five years was better than that of the MSCI EAFE index. The Board concluded that Acadian's investment process appeared to be very effective and that it would be in the best interest of the Fund and its shareholders for Acadian to manage a portion of the Fund's assets.

    o Proposed fees. The Board noted that the rate of compensation payable by the Adviser to Acadian under the agreement on the first $100 million of assets in the Acadian Portfolio is greater than the rate of compensation to be paid to BPI under the New BPI Agreement. The Board determined that this fee structure was appropriate given its view of Acadian's capabilities and the analytical tools Acadian is expected to provide to the Fund. In evaluating the fee, the Board also considered that the subadvisory fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

    o Costs and profitability. Acadian did not provide any specific information regarding the costs of services to be provided or the profits it might realize, because, as Acadian had not yet served as a subadviser to the Fund, there was no profitability record for the Fund.

    o Economies of scale. The Board considered whether there may be economies of scale in the management of the Fund if the assets of the Fund were to increase significantly. However, it concluded that the assets of the Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

    o Benefits to Acadian. The Board considered information presented regarding any benefits to Acadian or its affiliates from serving as subadviser (in addition to the subadvisory fee). Acadian provided information to the Board regarding its policies for the use of soft dollar commissions. The Board concluded that, although Acadian would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Fund, the Fund would benefit from Acadian's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Acadian. The Board also concluded that success of the Fund could attract other business to Acadian and that the success of Acadian could enhance Acadian's ability to serve the Fund.

    o Other factors. The Board determined that use of a blended growth and value strategy across subadvisers offered an opportunity for improved performance given the cyclical nature of international investing.

     Board Recommendation. Based on its review of the foregoing, the Board believes that the terms and conditions of the Acadian Agreement are fair to, and in the best interests of, the Fund and its shareholders. Accordingly, the Board recommends that the shareholders of the Fund vote to approve the Acadian Agreement.

     Information About Acadian. Acadian is a Massachusetts corporation located at One Post Office Square, Boston, MA 02109. Acadian has provided investment management services since 1986. Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a Delaware limited liability company and a wholly owned subsidiary of Old Mutual (US) Holdings Inc., a Delaware holding company, both located at 200 Clarendon Street, Boston, MA 02116. Old Mutual (US) Holdings Inc. is owned by OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom, both located at Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG, England.

     Information about the principal executive officers and directors of Acadian is set forth in the following table. The address of each person listed is One Post Office Square, Boston, MA 02109.

Name                                  Positions with Acadian
----                                  ----------------------
Gary L. Bergstrom                     Chairman and Treasurer

Ronald D. Frashure                    President and Director

Churchill G. Franklin                 Executive Vice President and Director

John R. Chisolm                       Executive Vice President and Director

Scott P. Dias                         Chief Compliance Officer

Mark J. Minichello                    Chief Financial Officer

Scott F. Powers is also a control person of Acadian by virtue of his position as the Chief Executive Officer of Old Mutual (US) Holdings, 200 Clarendon Street, Boston, MA 02116.

     Acadian currently serves as the subadviser to seven other mutual funds that follow emerging, global or non-US investment strategies and are thus similar to the Fund. The following table describes these relationships as of May 31, 2005.

Other Funds                                                                              Assets Under
Managed by Acadian                            Management Fee*                            Management
------------------                            ---------------                            ------------
Acadian Emerging Markets                            1%                                   $  619,000,000
Portfolio

Vanguard Global Equity Fund         0.24% on first $1.0 billion of the fund's            $1,900,000,000***
                                    average month-end net assets 0.20% on next
                                    $1.5 billion 0.16% on next $1.5 billion
                                    0.10% on assets over $4 billion**

ING International SmallCap Fund     0.55% on first $140 million of the fund's            $  326,000,000
                                    average daily net assets, 0.46% on the next
                                    $860 million and 0.425% thereafter

Old Mutual Asset Allocation                      0.45%                                   $    6,000,000
Moderate Growth Portfolio

Old Mutual Asset Allocation                      0.45%                                   $    4,000,000
Growth Portfolio

Old Mutual Asset Allocation                      0.45%                                   $    1,000,000
Conservative Portfolio

Old Mutual Asset Allocation                      0.45%                                   $    4,000,000
Balanced Portfolio

----------------
* Annual rate expressed as a percentage of each fund's average daily net assets.

**  Fee is subject to a monthly performance fee adjustment.

*** Total fund assets: Acadian subadvises this fund with another subadviser.

     Acadian Investment Philosophy. Acadian's investment philosophy is based on its belief that markets are inefficient, creating discrepancies between a stock's intrinsic value and its market price. Acadian believes that stocks should be evaluated not simply by how cheap they look on fundamental measures (such as price/book or price/earnings) but that additional factors should be used to target attractively valued companies that also have positive earnings and price characteristics. Acadian's objective is to find securities with unrecognized value, as well as improving earnings prospects to help unlock that value. Acadian implements this philosophy using an automated process by which they evaluate over 20,000 stocks each day.

     Portfolio Managers. Brian K. Wolahan and Charles H. Wang are proposed to serve as co-portfolio managers for the Acadian Portfolio. Mr. Wolahan is co-director of research and a senior portfolio manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT. Before joining Acadian in 1990, he worked in the Systems Planning

Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst.

     Mr. Wang is a senior portfolio manager and co-director of research at Acadian. Prior to joining Acadian in 2000, he worked as a senior quantitative equity analyst for a number of investment firms, including Putnam Investments. Mr. Wang has a Ph.D. from Yale's School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

PROPOSAL 3: APPROVAL OF PROPOSAL TO PERMIT THE FUND'S
            INVESTMENT ADVISER TO HIRE AND REPLACE
            SUBADVISERS OR TO MODIFY SUBADVISORY
            AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

     Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund cannot select subadvisers and enter into a subadvisory agreement without obtaining shareholder approval. Shareholders must also approve any material amendments to an existing subadvisory agreement between an adviser and a subadviser. Accordingly, the Board of Directors has called the special meeting to seek shareholder approval of the new subadvisory agreements with BPI and Acadian described in Proposals 1 and 2. Similarly, a shareholder vote would be required in the future should the Fund's Board of Directors and the Adviser determine that it is in the best interests of the Fund to employ a subadviser other than the Fund's current subadviser or subadvisers.

     If the Fund applies for and receives an exemption from the requirements under Section 15(a) of the 1940 Act from the SEC (an "SEC Order"), the Fund would not be required to seek shareholder approval of proposed changes in subadvisers or subadvisory agreements. In 2003 the SEC proposed a new rule, Rule 15a-5 under the 1940 Act ("Rule 15a-5"), that would permit one or more advisers to act as subadvisers to a mutual fund without shareholder approval. If adopted, the proposed rule would eliminate the need for a fund to obtain an SEC Order before its investment adviser may retain, terminate or amend subadvisory arrangements without shareholder approval, commonly known as a "manager of managers" structure. The SEC believes that proposed Rule 15a-5 would benefit shareholders by allowing funds to terminate poorly performing subadvisers and hire new subadvisers without shareholder approval, which would eliminate the need for funds to hold a shareholder meeting or obtain an SEC Order, either of which can be costly and time consuming. Rule 15a-5, as proposed, would require that the subadvisers retained to manage a fund be unaffiliated with the investment adviser, directors and officers of the investment adviser and the fund.

     If Rule 15a-5 is adopted, the Adviser will comply with the conditions of the rule prior to engaging, terminating or modifying subadvisory agreements without shareholder approval. If Rule 15a-5 is not adopted in the near future, the Fund expects to seek an SEC Order. In either case, the Fund must obtain shareholder approval before it may implement the manager of managers structure. Because a special meeting has been called for purposes of obtaining shareholder approval of the BPI Agreement and the Acadian Agreement, the Board of Directors of the Fund deemed it advisable to recommend that shareholders approve the manager of managers arrangement at the same time, to avoid the time and expense of holding another shareholder meeting in the future. There can be no assurance that the Fund will obtain an SEC Order or that the SEC will adopt Rule 15a-5 permitting the manager of managers structure described above.

     Even if the Fund's shareholders approve this proposal, any engagement or termination of a subadviser or any change in a subadvisory agreement will require approval of the Board of Directors of the Fund, including the Independent Directors. The manager of managers structure would not permit the Adviser to increase the investment advisory fees paid by the Fund without shareholder approval. The Adviser will retain only unaffiliated subadvisers to manage the Fund and will comply with any other conditions required by Rule 15a-5 or the SEC Order, as applicable. The Board of Directors believes that the Fund will benefit from a manager of managers structure because it will allow the Adviser to retain and/or replace subadvisers without the delay and cost associated with holding a shareholder meeting and soliciting proxies.

     Board Recommendation. The Board recommends that the shareholders of the Fund vote to approve the proposal to permit the Adviser to hire and replace subadvisers or modify subadvisory agreements without shareholder approval.

                                  OTHER MATTERS

     The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above. If any matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

                                OTHER INFORMATION

     Required Vote. Approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (b) more than 50% of the Fund's outstanding shares.

     Shares Outstanding. As of the record date, 34,128,864.85 shares of the Fund were outstanding and entitled to vote at the special meeting.

     Share Ownership Information. As of June 22, 2005, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund's outstanding shares.

     As of June 22, 2005, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund's outstanding shares:

Name and Address                         Class of Shares      Number of Shares     Percent of Class
----------------                         ---------------      ----------------     ----------------
Mitra & Co.*                             Class A                  31,166.78               7.56%
Marshall & Ilsley Trust Operations
P.O. Box 2977
Milwaukee, WI 53201-2977

Vallee*                                  Class Y               7,418,168.30              46.50%
Marshall & Ilsley Trust Operations
P.O. Box 2977
Milwaukee, WI 53201-2977

Mitra & Co.*                             Class Y               7,351,732.85              46.08%
Marshall & Ilsley Trust Operations
P.O. Box 2977
Milwaukee, WI 53201-2977

Mitra & Co.*                             Class I               9,836,626.34              55.38%
Marshall & Ilsley Trust Operations
P.O. Box 2977
Milwaukee, WI 53201-2977

Nationwide Trust Co.                     Class I               4,565,935.26              25.71%
98 San Jacinto Blvd., Suite 1100
Austin, TX 78701-4255

The Northern Trust                       Class I               1,717,818.86               9.67%
P.O. Box 92994
Chicago, IL 60675-2994

----------------
* The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

The Corporation believes that Marshall & Ilsley Trust Company N.A. ("M&I Trust"), as fiduciary, owned a controlling interest in the Fund as of the record date. Shareholders with a controlling interest could affect the outcome of voting at the special meeting. Marshall & Ilsley Corporation is the parent company of the Adviser and M&I Trust.

     Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

     Quorum. A quorum must be present at the meeting for the transaction of business. The holders of record of one-third of the Fund's shares outstanding at the close of business on the record date present at the meeting in person or by proxy will constitute a quorum. Abstentions and broker non-votes (votes from brokers or nominees indicating that they have not received instructions from beneficial owners on an item for which the broker or nominee does not have discretionary power), if any, are counted toward a quorum but do not represent votes cast for any proposal. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

     Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of the Corporation, the Adviser, M&I Trust (the Fund's administrator) or Boston Financial Data Services, Inc. (the Fund's transfer agent) who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder's instruction. BPI and/or the Adviser will bear the costs of the special meeting, including legal costs and the costs of the solicitation of proxies, if any. BPI and/or the Adviser will reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

     Copies of the Fund's most recent annual and semi-annual reports are available without charge upon request to the Fund at 1000 North Water Street,

Milwaukee, WI 53202, on the Fund's website at www.marshallfunds.com, or by calling Marshall Funds Investor Services, toll-free, at 1-800-580-FUND.

                                SERVICE PROVIDERS

     M&I Investment Management Corp., 1000 North Water Street, Milwaukee, Wisconsin 53202, serves as investment adviser to the Fund. M&I Trust, 1000 North Water Street, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as shareholder services agent, securities lending agent, sub-transfer agent and administrator to the Fund. BPI Global Asset Management LLC, 1900 Summit Tower Boulevard, Orlando, Florida 32810, serves as subadviser to the Fund. The sub-administrator to the Fund is UMB Fund Services, Inc. ("UMB"). Grand Distribution Services, LLC, an affiliate of UMB, serves as distributor to the Fund. The Fund's transfer agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts 02171. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, is custodian for the Fund.

                     FUTURE MEETINGS; SHAREHOLDER PROPOSALS

     The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation's Articles of Incorporation and By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

     A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.


                                          By Order of the Board of Directors,


                                          Daniel L. Kaminski
                                          Secretary

Milwaukee, Wisconsin
July 15, 2005

                      [This page intentionally left blank]

                                                                      APPENDIX A

                              SUBADVISORY AGREEMENT

     AGREEMENT made as of the        day of      , 2005 by and between M&I
Investment Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), organized under the laws of Wisconsin and having its principal place of business in Milwaukee, Wisconsin (the "Adviser"), and BPI Global Asset Management LLC, a limited liability company organized under the laws of Delaware and an investment adviser registered under the Advisers Act (the "Subadviser").

                                   WITNESSETH

     WHEREAS, Marshall Funds, Inc. (the "Corporation") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with thirteen (13) portfolios including the Marshall International Stock Fund (the "Fund"); and

     WHEREAS, pursuant to authority granted the Adviser by the Corporation's Directors and pursuant to the provisions of the Investment Advisory Contract dated October 1, 1992 between the Adviser and the Corporation with respect to the Fund (the "Advisory Contract"), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

    1.   The Subadviser's Services.

    (a) Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision and review of the Adviser and of the Directors of the Corporation, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of the Fund's portfolio as designated by the Adviser (the "Portfolio"), including the purchase, retention and disposition of securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Corporation's Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the "Prospectus") and subject to the following understandings:

         (i) The Subadviser shall supervise the Portfolio's investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

         (ii) In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation's Articles of Incorporation and By-Laws; the Fund's Prospectus, policies and procedures; and with the instructions and directions received in writing from the Adviser or the Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

         (iii) As of the date of this Agreement approximately 50% of the Fund's investable assets will be allocated to the Portfolio, and on each business day during the term of this Agreement the same percentage of the net cash derived from purchases, or required for redemptions, of Fund shares will normally be added to or withdrawn from the Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund's assets allocated to the Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

    (b) The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or its Directors the information required to be supplied under this Agreement.

         The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Portfolio (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business upon reasonable notice to the Subadviser.

    (c) The Subadviser shall determine the securities to be purchased or sold by the Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Directors may direct from time to time. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that

         Portfolio transactions are effected at the best price and execution available, as such phrase is used in the Fund's Prospectus.

         In using reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Corporation may determine, the Subadviser is specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such member, broker, or dealer, viewed in terms either of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Brokerage or research services so provided may be used for the benefit of any or all of the Subadviser's clients.

         Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser's selection of broker-dealers used to execute trades for the Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries, securities economic factors and trends, accounting and tax law interpretations and political developments. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

         It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

         The Subadviser will advise the Adviser and, if instructed by the Adviser, the Fund's custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Corporation's Directors.

    (d) From time to time as the Adviser or the Directors of the Corporation may reasonably request, the Subadviser shall furnish the Adviser and to each of the Corporation's Directors reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Directors may reasonably request. The Subadviser will also inform the Adviser and the Corporation's Directors of material changes in investment strategy or tactics or in key personnel.

         It shall be the duty of the Subadviser to furnish to the Corporation's Directors such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof.

    (e) The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio. The Subadviser's obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board of Directors of the Corporation, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to the Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

    (f) As reasonably requested by the Corporation on behalf of the Corporation's officers and in accordance with the scope of the Subadviser's obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation, that it is in compliance with all applicable "federal securities laws," as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation's chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation's chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation's chief compliance officer in the event of compliance problems. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the "Certifying Officers") are required to certify the Corporation's periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation's periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation's periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form satisfactory to the Corporation.

     2. Allocation of Charges and Expenses. The Subadviser will bear its own costs of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation's or the Adviser's expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the

Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, the Fund and Shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificate), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and the Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses.

     3. Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation's Articles of Incorporation and By-Laws, the Fund's most current Prospectus and Statement of Additional Information, and the Corporation's Code of Ethics and instructions, policies and directions of the Directors of the Corporation pertaining to the Adviser and the Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

     4. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

    (a) The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and
         (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    (b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its access persons have complied with the Subadviser's code of ethics with respect to the Portfolio, and (ii) identifying any material violations which have occurred with respect to the Portfolio. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

    (c) The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

    (d) The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

     5. Subadviser's Compensation. The Adviser shall pay to the Subadviser, as compensation for the Subadviser's services hereunder, 0.40% per annum of the Portfolio's average daily net assets. Such fee shall be computed daily and paid monthly in arrears. The method of determining net assets of the Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

     6. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

     7. Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

     8. Amendments. The terms of this Agreement shall not be changed unless such change is approved by the affirmative vote of a majority of Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change and, if required under the 1940 Act, the change is also approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund.

    9.   Duration and Termination.

    (a) Duration. This Agreement shall become effective as of the date first written above and shall continue in effect until August 31, 2006 and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Board of Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may nonetheless continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    (b) Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty, by the affirmative vote of a majority of the Board of Directors of the Corporation, or by the affirmative vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days' written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days' written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined in Section 2(a)(4) of the 1940 Act) and upon the termination of the Advisory Contract.

         In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

    10.  Certain Definitions. For the purposes of this Agreement:

    (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    11.  Standard of Care, Liability and Indemnification.

    (a) The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws.

    (b) The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

    (c) The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

    12. Confidentiality. In accordance with SEC Regulation S-P, the Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information ("NPI") to the Subadviser solely in furtherance of fulfilling the Subadviser's contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, each in accordance with the limited exceptions set forth in 17 CFR [sec][sec] 248.13, 248.14 and 248.15, respectively. The Subadviser further represents and warrants that, in accordance with 17 CFR [sec] 248.30, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

    13. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Contract and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

    14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    15.  Miscellaneous.

    (a) The Subadviser agrees to notify the Adviser of any material changes in its ownership within a reasonable time prior to such changes.

    (b) The Adviser acknowledges having received, not less than 48 hours prior to entering into this Agreement, and reviewed the Subadviser's most recent Form ADV.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on behalf by their duly authorized officers as the date first above written.


                                  M&I INVESTMENT MANAGEMENT CORP.

                                  By:
--------------------------------     -------------------------------------------
ATTEST:                           Name:
Daniel L. Kaminski, Secretary     Title:


                                  BPI GLOBAL ASSET MANAGEMENT LLC

                                  By:
--------------------------------     -------------------------------------------
ATTEST: Secretary                 Name:
                                  Title:

                                                                      APPENDIX B

                              SUBADVISORY AGREEMENT

     AGREEMENT made as of the     day of    , 2005 by and between M&I Investment
Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), organized under the laws of Wisconsin and having its principal place of business in Milwaukee, Wisconsin (the "Adviser"), and Acadian Asset Management, Inc., a corporation organized under the laws of Massachusetts and an investment adviser registered under the Advisers Act (the "Subadviser").

                                   WITNESSETH

     WHEREAS, Marshall Funds, Inc. (the "Corporation") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with thirteen (13) portfolios including the Marshall International Stock Fund (the "Fund"); and

     WHEREAS, pursuant to authority granted the Adviser by the Corporation's Directors and pursuant to the provisions of the Investment Advisory Contract dated October 1, 1992 between the Adviser and the Corporation with respect to the Fund (the "Advisory Contract"), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

    1.   The Subadviser's Services.

    (a) Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision and review of the Adviser and of the Directors of the Corporation, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of the Fund's portfolio as designated by the Adviser (the "Portfolio"), including the purchase, retention and disposition of securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Corporation's Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the "Prospectus") and subject to the following understandings:

         (i) The Subadviser shall supervise the Portfolio's investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

         (ii) In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation's Articles of Incorporation and By-Laws; the Fund's Prospectus, policies and procedures; and with the instructions and directions received in writing from the Adviser or the Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

         (iii) As of the date of this Agreement approximately 50% of the Fund's investable assets will be allocated to the Portfolio, and on each business day during the term of this Agreement the same percentage of the net cash derived from purchases, or required for redemptions, of Fund shares will normally be added to or withdrawn from the Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund's assets allocated to the Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

    (b) The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or its Directors the information required to be supplied under this Agreement.

         The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Portfolio (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business upon reasonable notice to the Subadviser.

    (c) The Subadviser shall determine the securities to be purchased or sold by the Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Directors may direct from time to time. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that

         Portfolio transactions are effected at the best price and execution available, as such phrase is used in the Fund's Prospectus.

         In using reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Corporation may determine, the Subadviser is specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such member, broker, or dealer, viewed in terms either of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Brokerage or research services so provided may be used for the benefit of any or all of the Subadviser's clients.

         Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser's selection of broker-dealers used to execute trades for the Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries, securities economic factors and trends, accounting and tax law interpretations and political developments. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

         It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

         The Subadviser will advise the Adviser and, if instructed by the Adviser, the Fund's custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Corporation's Directors.

    (d) From time to time as the Adviser or the Directors of the Corporation may reasonably request, the Subadviser shall furnish the Adviser and to each of the Corporation's Directors reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Directors may reasonably request. The Subadviser will also inform the Adviser and the Corporation's Directors of material changes in investment strategy or tactics or in key personnel.

         It shall be the duty of the Subadviser to furnish to the Corporation's Directors such information as may reasonably be necessary in order for such Directors to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof.

    (e) The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio. The Subadviser's obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board of Directors of the Corporation, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to the Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

    (f) As reasonably requested by the Corporation on behalf of the Corporation's officers and in accordance with the scope of the Subadviser's obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation, that it is in compliance with all applicable "federal securities laws," as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation's chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation's chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation's chief compliance officer in the event of compliance problems. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the "Certifying Officers") are required to certify the Corporation's periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation's periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation's periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form satisfactory to the Corporation.

     2. Allocation of Charges and Expenses. The Subadviser will bear its own costs of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation's or the Adviser's expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the

Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, the Fund and Shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificate), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and the Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses.

     3. Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation's Articles of Incorporation and By-Laws, the Fund's most current Prospectus and Statement of Additional Information, and the Corporation's Code of Ethics and instructions, policies and directions of the Directors of the Corporation pertaining to the Adviser and the Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

     4. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

    (a) The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and
         (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

    (b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its access persons have complied with the Subadviser's code of ethics with respect to the Portfolio, and (ii) identifying any material violations which have occurred with respect to the Portfolio. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

    (c) The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

    (d) The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

     5. Subadviser's Compensation. The Adviser shall pay to the Subadviser, as compensation for the Subadviser's services hereunder, 0.55% per annum of the Portfolio's average daily net assets when the Portfolio has net assets of $100,000,000 or less. When the Portfolio's net assets exceed $100,000,000, the Adviser shall pay the Subadviser 0.40% per annum of the Portfolio's average daily net assets. Such fee shall be computed daily and paid monthly in arrears. The method of determining net assets of the Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

     6. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

     7. Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

     8. Amendments. The terms of this Agreement shall not be changed unless such change is approved by the affirmative vote of a majority of Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change and, if required under the 1940 Act, the change is also approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund.

    9.   Duration and Termination.

    (a) Duration. This Agreement shall become effective as of the date first written above and shall continue in effect until August 31, 2006 and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Board of Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may nonetheless continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    (b) Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty, by the affirmative vote of a majority of the Board of Directors of the Corporation, or by the affirmative vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days' written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days' written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined in Section 2(a)(4) of the 1940 Act) and upon the termination of the Advisory Contract.

         In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

    10.  Certain Definitions. For the purposes of this Agreement:

    (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    11.  Standard of Care, Liability and Indemnification.

    (a) The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws.

    (b) The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

    (c) The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

     12. Confidentiality. In accordance with SEC Regulation S-P, the Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information ("NPI") to the Subadviser solely in furtherance of fulfilling the Subadviser's contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, each in accordance with the limited exceptions set forth in 17 CFR [sec][sec] 248.13, 248.14 and 248.15, respectively. The Subadviser further represents and warrants that, in accordance with 17 CFR [sec] 248.30, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

     13. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Contract and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

     14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Miscellaneous.

     (a) The Subadviser agrees to notify the Adviser of any material changes in its ownership within a reasonable time prior to such changes.

     (b) The Adviser acknowledges having received, not less than 48 hours prior to entering into this Agreement, and reviewed the Subadviser's most recent Form ADV.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on behalf by their duly authorized officers as the date first above written.


                                  M&I INVESTMENT MANAGEMENT CORP.


                                  By:
--------------------------------     -------------------------------------------
ATTEST:                           Name:
Daniel L. Kaminski, Secretary     Title:

                                  ACADIAN ASSET MANAGEMENT, INC.


                                  By:
--------------------------------     -------------------------------------------

ATTEST: Secretary                 Name:
                                  Title:

--------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY

      MAIL:   Vote, sign, date and return your proxy by mail.
 TELEPHONE:   Call 1-800-690-6903 and follow the simple instructions.
  INTERNET:   Go to www.proxyweb.com and follow the on-line directions.

          If you vote by telephone or internet, do not mail your proxy.
--------------------------------------------------------------------------------

                                         MARSHALL FUNDS, INC.
999 999 999 999 99  <--           MARSHALL INTERNATIONAL STOCK FUND
                              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Marshall International Stock Fund, a series of Marshall Funds, Inc., a Wisconsin corporation (the "Corporation"), hereby appoints John M. Blaser and Joseph P. Bree, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the "Meeting") to be held at 1000 North Water Street, 13th Floor, Milwaukee, WI 53202 on August 15, 2005, at 1:00 p.m., local time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" all proposals as described in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment thereof.

[DOWN ARROW]

         DATE: ________________________, 2005


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature(s) (Title(s), if applicable)                      (Please sign in box)
NOTE: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

[DOWN ARROW]                    [DOWN ARROW]                    Marshall IS - R

 [DOWN ARROW]   Please fill in box as shown using black or blue      DOWN ARROW]
                ink or number 2  pencil.                        (X)
                PLEASE DO NOT USE FINE POINT PENS.

                                                                                              FOR         AGAINST       ABSTAIN

1. Approval of a new subadvisory agreement between M&I Investment Management Corp.,           ( )           ( )           ( )
   the Fund's investment adviser (the "Adviser") and BPI Global Asset Management, LLC.

2. Approval of a new subadvisory agreement between the Adviser and Acadian Asset              ( )           ( )           ( )
   Management, Inc.

3. Approval of a proposal to permit the Adviser to hire and replace subadvisers               ( )           ( )           ( )
   or to modify subadvisory agreements without shareholder approval.

4. To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the Meeting or any adjournment thereof in the discretion of the proxy holder.

                    WE NEED YOUR VOTE BEFORE AUGUST 15, 2005

--------------------------------------------------------------------------------
Your vote is important. If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling a toll-free telephone number at 1-800-690-6903 or (3) voting on a website at www.proxyweb.com. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number noted herein.
--------------------------------------------------------------------------------

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[DOWN ARROW]                            Marshall IS - R             [DOWN ARROW]